Fund Profile

T. Rowe Price
Prime Reserve Fund

Important
Information
About This Fund

As of 12/31/96

This profile contains key information about the fund. If you would like more information before you invest, please consult the fund's prospectus. For details about the fund's holdings or recent investment strategies, please review the fund's most recent annual or semi-annual report. The prospectus and reports may be obtained at no cost by calling 1-800-638-5660.

FUND PROFILE

1. What is the fund's goal?

  The fund's principal goals are preservation of capital, liquidity, and, consistent with these, the highest possible current income. The fund is managed to maintain a constant share price of $1.00, but the share price is not guaranteed, nor is the fund insured by the U.S. government.

2. What is the fund's investment program?

  The fund invests in high-quality, U.S. dollar-denominated money market securities. The fund's average maturity will not exceed
  90 days; its yield will fluctuate with changes in short-term interest rates.

3. What is the fund's risk/reward potential?

  Risk: The fund may not be able to maintain its constant share price of $1.00. The fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. This should be an advantage when interest rates are rising but not when rates are falling.

  Reward: Consistent with the fund's investment goals and program, the fund managers seek securities that offer a yield advantage.

  The fund's managers try to adjust the fund's average weighted maturity as interest rates change to quickly reflect rising interest rates or to delay the impact of falling rates.

4.                            How can I tell if the fund is
                              appropriate for me?

  The fund's goals should match your own. If you have some money for which safety and accessibility are more important than total return, the fund should be an appropriate investment. Over time, money market securities have provided lower returns than bonds or stocks.

  The fund is appropriate for both regular and tax-deferred accounts, such as IRAs and Keoghs.

5. What fees or expenses will I pay?
  The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T.
  Rowe Price funds. There are no 12b-1 marketing fees.

  The fund's annual expenses as a percentage of average net assets are shown below. You pay these costs indirectly; they are deducted from the fund's total assets before the daily share price is calculated and before distributions are made.

                   Annual fund expenses as a
                percentage of average net assets

              Management fee                  0.38%

              Other expenses                  0.28%
              ___________________________________________

              Total fund expenses             0.66%


                    Sample expenses over time
        1 year     3 years       5 years       10 years
    _________________________________________________________

          $7         $21           $37            $82

This example shows expenses on a $1,000 investment, assuming a 5% annual return and expense ratios as shown to the left. This is an illustration only; actual expenses and returns will vary.

6. How has the fund performed in the past, and what is its recent yield?

  The bar chart below shows the fund's actual performance for each of the last 10 years through December 31, 1996. It indicates the relative volatility of returns from one year to the next. For the most recent performance and yield information, call
  1-800-225-5132.

  The table below shows the average annual compound total returns for various periods, ending with the most recent calendar quarter, and compares these with the fund's Lipper peer group average. These average returns smooth out the actual year-to-year returns.

Chart 1 - Calendar Year Total Returns

                      Seven-Day Annualized
                         Compound Yield

               As of 12/31/96                    4.91%

                    Average Annual Compound
                  Total Returns as of 12/31/96

                              Fund         Lipper Average*
          ______________________________________________________

          1 year              4.90%             4.80%

          5 years             4.01%             3.96%

          10 years            5.57%             5.52%

*Lipper Money Market Funds Average

These figures include reinvested dividends. Total return represents past performance, which cannot guarantee future results.

7. Who manages the fund?

  The fund is managed by T. Rowe Price Associates. Founded in 1937, T. Rowe Price and its affiliates manage about $97 billion for approximately four million individual and institutional investor accounts. The company offers a comprehensive range of stock, bond, and money market mutual funds directly to the investing public.

  Edward A. Wiese has day-to-day responsibility for the fund and has managed investments for T. Rowe Price since 1985.

8. How can I purchase shares?

  Complete the New Account Form and mail it to us with your check. If you want to open an account by bank wire or by exchanging from another T. Rowe Price fund, please call 1-800-225-5132.

  The minimum initial investment is $2,500 for regular accounts;
  $1,000 for retirement plans and gifts or transfers to minors;
  and $50 for automatic asset builder accounts.

9. How can I sell shares or close my account?

  You may redeem or sell some or all of your fund shares on any business day by writing a check against your account or by writing or calling us. We also offer easy exchanges among our family of domestic and international funds.

  Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.

10. When will I receive distributions?

  The fund declares dividends daily and distributes them monthly;
  they are taxable as ordinary income. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check.

11. What services are available?

  A wide range, including but not limited to:
  o   free checkwriting;
  o   easy exchanges;
  o   timely fund reports and investment information;
  o retirement plans for individuals and large and small businesses \(e.g., IRA, SEP, Keogh, 401(k), 403(b), etc.);
  o automated information and transaction services by telephone or personal computer;
  o   electronic transfers between your fund and bank accounts;
  o   automatic investing and automatic exchange; and
  o   discount brokerage.

To Open an Account
Investor Services
1-800-638-5660
1-410-547-2308

For Existing Accounts
Shareholder Services
1-800-225-5132
1-410-625-6500

For Yields and Prices
Tele*Access(registered trademark)
1-800-638-2587
24 hours, 7 days

For Information via the Internet
http://www.troweprice.com

T. Rowe Price OnLine
Call us at 1-800-541-3036 for more information on this complete financial management service.

T. Rowe Price
100 East Pratt Street
Baltimore, MD 21202

Invest With Confidence
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor

PROF-PRF-TST  1/22/97

CHART 1 - Calendar Year Total Returns: the chart shows the fund's actual performance in each of the calendar years since its inception or for the last decade, whichever is applicable. The chart is updated on an annual basis. In addition to showing actual performance for any particular year, it also gives the investor a visual of the fund's volatility of returns.